                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 15, 2007



                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        0-26906                                     22-3388607
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(Commission File Number)              (IRS Employer Identification No.)


    210 Sylvan Avenue, Englewood Cliffs, New Jersey            07632
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    (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: 201-567-5648

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2006, Asta Funding, Inc. (the "Company") issued a press release regarding results for the three and six months ended March 31, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A teleconference discussing those results was held on May 17, 2007. A copy of the transcript of that teleconference is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 9.2 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

           (c) Exhibits

          99.1  Press release dated May 15, 2007.
          99.2  Transcript of May 17, 2007 teleconference.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ASTA FUNDING, INC.

Date: May 18, 2007                       By: /s/ Mitchell Cohen
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                                             Mitchell Cohen
                                             Chief Financial Officer